Exhibit 99.6

INTERLOK KEY MANAGEMENT, LLC.

Index to Financial Statements:

Audited financial statements as of December 31, 2015 and 2014, including:

Page 1.	Report of Independent Registered Public Accounting Firm;
2.	Balance Sheets as of December, 31 2015 and December 31, 2014;
3.	Statements of Operations for the years ended December 31, 2015 and 2014;
4.	Statements of Cash Flows for the years ended December 31, 2015 and 2014;
5.	Statements of Members’ Equity for the years ended December 31, 2015 and 2014;
6.	Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

Board of Directors

InterLok Key Management, LLC

We have audited the accompanying balance sheets of InterLok Key Management, LLC (“the Company”) as of December 31, 2015 and 2014 and the related statements of operations, changes in members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of InterLok Key Management, LLC as of December 31, 2015 and 2014 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has generated no revenues and has no cash which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeCoria, Maichel & Teague, PS

Spokane, Washington

October 19, 2016

INTERLOK KEY MANAGEMENT, LLC. BALANCE SHEETS

	December 31, 2015	December 31, 2014
NONCURRENTASSETS
Patents	$98	$128
TOTAL ASSETS	$98	$128
LIABILITIES AND MEMBERS' (DEFICIT)
CURRENT LIABILITIES:
Advances payable to related party	$47,150	$34,990
TOTAL CURRENT LIABILITIES	47,150	34,990
TOTAL LIABILITIES	47,150	34,990

MEMBERS' (DEFICIT)
Member Units, $1 par value; 1,000 units authorized, issued and outstanding	1,000	1,000
Accumulated deficit	(48,052)	(35,862)
TOTAL MEMBERS' (DEFICIT)	(47,052)	(34,862)
TOTAL LIABILITIES AND MEMBERS' (DEFICIT)	$98	$128

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, LLC. STATEMENTS OF OPERATIONS
	For the year ended	For the year ended
	December 31, 2015	December 31, 2014
OPERATING EXPENSES
General and Administrative	$12,160	$2,376
Amortization of patents	30	30
TOTAL OPERATING EXPENSES	12,190	2,406
NET LOSS	$(12,190)	$(2,406)
NET LOSS PER MEMBER UNIT – basic and diluted	$12.19	$2.41
WEIGHTED AVERAGE NUMBER OF MEMBER UNITS OUTSTANDING - basic and diluted	1,000	1,000

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, LLC. STATEMENTS OF CASH FLOWS
	For the year ended	For the year ended
	December 31, 2015	December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,190)	$(2,406)
Amortization of patents	30	30
Net cash used by operating activities	(12,160)	(2,376)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances payable to related party	12,160	2,376
Net cash provided by financing activities	12,160	2,376
NET CHANGE IN CASH	-	-
CASH – BEGINNING OF YEAR	-	-
CASH – END OF YEAR	$-	$-

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, LLC. STATEMENT OF CHANGES IN MEMBERS’ DEFICIT for the years ended December 31, 2015 and 2014
	Members’ Units
	Units	Amounts	Accumulated deficit	Total Members' equity
Balance – December 31, 2013	1,000	$1,000	$(33,456)	$(32,456)
Net loss	-	-	(2,406)	(2,406)
Balance - December 31, 2014	1,000	1,000	(35,862)	(34,862)
Net loss	-	-	(12,190)	(12,190)
Balance - December 31, 2015	1,000	$1,000	$(48,052)	$(47,052)

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, LLC.

Notes to financial statements

December 31, 2015 and 2014

NOTE 1—ORGANIZATION AND NATURE OF OPERATIONS

InterLok Key Management, LLC (“InterLok”) is a limited liability company in the business of developing and licensing the use of software technology that encrypts data communications.  Information and data is safeguarded from unauthorized access and use is securely protected by perpetual authentication with a single-key dynamic synchronization of authentication keys.  InterLok was formed in Texas on June 12, 2006.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States.

Going Concern

As shown in the accompanying financial statements, the Company has incurred operating losses since inception.  As of December 31, 2015, the Company has no financial resources with which to achieve its objectives and obtain profitability and positive cash flows.  As shown in the accompanying balance sheets and statements of operations, the Company has an accumulated deficit of $48,052 and the Company's working capital is a negative $47,150.  Achievement of the Company's objectives will be dependent upon the ability to obtain additional financing, and generate revenue from current and planned business operations, and control costs.  The Company is in the development stage and has generated no operating income. The Company plans to fund its future operations by joint venturing or obtaining additional financing from investors and/or lenders.  However there is no assurance that the Company will be able to achieve these objectives, therefore substantial doubt about its ability to continue as a going concern exists.  The financial statements do not include adjustments relating to the recoverability of recorded assets nor the implications of associated bankruptcy costs should the Company be unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less when acquired to be cash equivalents.

Intangible Assets

Intangible assets with definite lives are subject to amortization. At December 31, 2015 and 2014 such intangible assets consist of patents purchased from a related party which are being amortized on a straight-line basis over the patents lives of 20 years.  Intangible assets with definite lives are tested for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. These conditions may include an economic downturn, regulations, or a change in the assessment of future operations.

Fair Value Measures

ASC Topic 820 "Fair Value Measurements" ("ASC 820") requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value.  A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

INTERLOK KEY MANAGEMENT, LLC.

Notes to financial statements

December 31, 2015 and 2014

Level 1:  Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2:  Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quote prices for similar assets or liabilities in active markets; quoted prices for identical assets in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3:  Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

At December 31, 2015 and 2014, the Company had no assets or liabilities accounted for at fair value on a recurring basis.

Income Taxes

InterLok as a limited liability company elected to be treated as a partnership for federal and state income tax reporting purposes.

Recent Accounting Pronouncements

InterLok does not expect that adoption of recently issued accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

NOTE 3—PATENTS

Patents are as follows:

	December 31, 2015	December 31, 2014

Patents	$ 398	$ 398
Less accumulated amortization	(300)	(270)
Net patents	$ 98	$ 128

Amortization expense for intangible assets during the years ended December 31, 2015, and 2014was $30 and $30, respectively. The three patents expire in 2017, 2018 and 2021, respectively.  Amortization expense for coming years will be $30 in 2016, $28 in 2017, $12 in 2018, $10 in 2019 and 2020, and $8 in 2021.

NOTE 4—RELATED PARTY TRANSACTION

To date all expenses of the Company have been financed by Eagle Mountain 21, LLC, an entity owned by Jeff Barrett, a member of the Company.  No repayment terms were specified when the advances were funded.

NOTE 5—SUBSEQUENT EVENTS

Conversion from Limited Liability Company to Incorporated Company

On June 16, 2016, the Company converted its entity status from that of a limited liability company to that of a corporation.  The name was changed to InterLok Key Management, Inc. ("IKMI") and the incorporated company remains in the state of Texas.  Articles of Incorporation authorize issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.  Par value of both common and preferred stock is set at $0.001 per share.

INTERLOK KEY MANAGEMENT, LLC.

Notes to financial statements

December 31, 2015 and 2014

Convertible Promissory Notes

On August 8, 2016, IKMI sold three 5% convertible senior promissory notes in the aggregate principal amount of $210,000 (two notes for a principal amount of $30,000 each, a third for $150,000).  Simple interest accrues and is payable at the earlier of the maturity date two years later on August 8, 2018 or on conversion of the notes into shares of common stock at a price equal to a conversion price of $0.15 as adjusted proportionately for several factors and for any accrued and unpaid interest on the notes.

The notes automatically convert into shares of common stock at a conversion price of $0.15 per share, subject to adjustment under certain circumstances, in the event of an acquisition or a public offering event.  The Company will not enter into an acquisition or public offering event without the prior written approval of any of the note holders.  If any holder declines to provide approval for an acquisition or public offering, the Company may immediately prepay the outstanding principal amount and accrued interest on the note.